UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 9, 2024

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number 1-38681		Commission file number 1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

250 SW Taylor Street	250 SW Taylor Street
Portland, Oregon 97204	Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(503) 226-4211	Registrant’s telephone number, including area code:	(503) 226-4211

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 9, 2024, the Boards of Directors (Boards) of Northwest Natural Holding Company (NW Holdings) and Northwest Natural Gas Company (NW Natural) elected Raymond Kaszuba III, to the position of Senior Vice President and Chief Financial Officer of NW Holdings and NW Natural, effective August 31, 2024.
Mr. Kaszuba, 45, joins NW Holdings and NW Natural from AmeriGas, the United States’ largest propane distributor and a subsidiary of UGI Corporation, where he has been serving as Interim President since November 2023. He has been with AmeriGas since October 2022, serving as Vice President and Chief Financial Officer prior to assuming his role as Interim President. Prior to AmeriGas, Mr. Kaszuba was Vice President and Treasurer of UGI Corporation, an international distributor and marketer of energy products and services, including natural gas, liquified petroleum gas, and renewable solutions, from July 2020 to October 2022. Mr. Kaszuba’s other relevant experience includes work at Enviva, a wood pellet producer, where he was Senior Vice President, Finance and Treasurer from 2018 to 2020, and Vice President and Treasurer from 2015 to 2018. Prior to Enviva, Mr. Kaszuba served in various treasury, finance and audit roles at ExxonMobil, Allegheny Energy, and US Bank. Mr. Kaszuba holds a Bachelor of Science in Business Administration from the University of Dayton and a Master of Business Administration from the Tepper School of Business at Carnegie Mellon University.
In connection with Mr. Kaszuba’s election, the Board approved the following compensation: (i) an annual salary of $525,000; (ii) a hiring bonus of $200,000 payable on commencement of employment; (iii) a relocation cash payment of $100,000 payable on commencement of employment; (iv) an award of 7,815 Restricted Stock Units (RSUs) that will vest in three equal installments on September 1 of each of 2025, 2026, and 2027, subject to continued employment; and (v) an agreement to deliver a long-term incentive opportunity targeted at $550,000 in the form of performance-based RSUs and performance share awards under the NW Holdings Long Term Incentive Plan at the Boards’ February 2025 meeting. In addition, Mr. Kaszuba will be eligible to participate in the NW Natural Executive Annual Incentive Plan (EAIP) with a target payout of 60% of base salary, pro-rated
for the start date of August 31, 2024.
The Boards of NW Holdings and NW Natural each approved entry into an Indemnity Agreement with Mr. Kaszuba in the form offered to their executive officers, and the NW Natural Board approved a Change in Control Severance Agreement in the form provided to its executive officers, with a cash payment of two times base salary and target annual bonus.
As previously reported, since July 28, 2023, Mr. Brody J. Wilson has been serving as interim Chief Financial Officer of NW Holdings and NW Natural. The Board determined that Mr. Wilson’s interim service as Chief Financial Officer concludes with Mr. Kaszuba’s appointment.
Reappointment of Vice President, Treasurer, Controller and Chief Accounting Officer
Effective August 31, 2024, the Boards of NW Holdings and NW Natural have reappointed Mr. Brody J. Wilson to the positions of Vice President, Treasurer, Controller and Chief Accounting Officer. In connection with this appointment, the Boards have approved an annual salary adjustment to $332,000 and an EAIP target adjustment to 35% of base salary. Mr. Wilson’s targeted 2,125 performance share awards and 1,148 shares of performance-based RSUs granted in February 2024 remain unchanged. The Boards additionally approved an award of 3,258 RSUs that will vest in three equal installments on September 1 of each of 2025, 2026 and 2027, subject to continued employment.

Item 7.01	Regulation FD Disclosure
On August 9, 2024, NW Holdings issued a press release announcing the appointment of Mr. Raymond Kaszuba III to the position of Senior Vice President and Chief Financial Officer of NW Holdings. A copy of the press release is attached as Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings or NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements
This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, future events, and other statements that are other than statements of historical facts.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the most recent Annual Report on Form
10-K
and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A, “Risk Factors”, in the quarterly reports filed thereafter of NW Holdings or NW Natural, as applicable.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
See Exhibit index below
Exhibit Index

Exhibit	Description

99.1	Press Release of Northwest Natural Holding Company, issued August 9, 2024 (furnished and not filed).

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: August 9, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: August 9, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary